SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        February 2, 1999
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                          EQUALNET COMMUNICATIONS CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     Texas                          0-25482                        0457803
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(STATE OR OTHER             (COMMISSION FILE NUMBER)            (IRS EMPLOYER
  JURISDICTION                                               IDENTIFICATION NO.)
OF INCORPORATION)


1250 Wood Branch Park Drive, Houston, TX                         77079
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)



Registrant's telephone number, including area code         (281) 529-4600
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HO1:\146821\01\35@D01!.DOC\44189.0004
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS

                  Press Release of February 2, 1999.


ITEM 7.           EXHIBITS


     Exhibit number        Description
     --------------        -----------

          99.1             Press Release of February 2, 1999









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
                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EQUALNET COMMUNICATIONS CORP.

                                    By: /s/ Dean H. Fisher
                                        ----------------------------------------
                                        Name: Dean H. Fisher
                                        Title: Senior Vice President,
                                               General Counsel and Secretary


Date:  February 3, 1999









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
                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

          99.1             Press Release of February 2, 1999
















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